UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2016

BANKRATE, INC.

(Exact name of registrant specified in its charter)

Delaware	001-35206	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices, zip code)

(917) 368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 19, 2016, the Board of Directors (the “Board”) of Bankrate, Inc. (the “Company”) adopted a revised Code of Business Conduct and Ethics (the “Code”) applicable to all directors, officers, employees, contractors and agents of the Company. Section 14 of the Code “Compliance Procedures / Reporting Concerns” was revised to include a direct line of reporting to the Chairman of the Audit Committee of the Board for accounting, internal control or audit issues.

A copy of the Code is filed herewith as Exhibit 14.1 and incorporated into this Item 5.05 by reference.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

The following exhibit  is filed herewith:

Exhibit 14.1Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Dated: January 22, 2016	By:	/s/ James R. Gilmartin
		Name:	James R. Gilmartin
		Title:	SVP, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 14.1	Code of Business Conduct and Ethics